UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 22, 2007


                                LOGICVISION, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-31773                  94-3166964
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(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)           Identification No.)

  25 Metro Drive, 3rd Floor San Jose, California                      95110
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     (Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code
                                 (408) 453-0146

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing
                  Rule or Standard; Transfer of Listing.

         On October 22, 2007, LogicVision, Inc. (the "Company") received a notice from The NASDAQ Stock Market stating that the listing of the Company's common stock would be transferred to The Nasdaq Capital Market on October 24, 2007. The Company issued a press release on October 23, 2007, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits.

                  99.1     Press release dated October 23, 2007.





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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 23, 2007
                                    LOGICVISION, INC.


                                    By:    /s/ Bruce M. Jaffe
                                           -------------------------------------
                                           Bruce M. Jaffe
                                           Vice President of Finance and Chief
                                           Financial Officer



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                                  Exhibit Index

    Exhibit Number               Description
    --------------               -----------

         99.1                    Press Release dated October 23, 2007